UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 30, 2010
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

Pursuant to the terms of an Asset Purchase Agreement (the “Agreement”), dated September 13, 2010, between Laboratory Corporation of America Holdings (the “Company”) and Genzyme Corporation (“Genzyme”), on November 30, 2010 the Company completed the acquisition of Genzyme Genetics, a business unit of Genzyme (the “Acquisition”).  As a result of the Acquisition, the Company acquired from Genzyme substantially all of the assets of Genzyme Genetics and assumed substantially all of the liabilities of Genzyme Genetics.  Pursuant to the Agreement, the total consideration paid by the Company for Genzyme Genetics was $925 million in cash, subject to a limited post-closing purchase price adjustment relating to acquired working capital.

In connection with the Acquisition the Company issued $925 million in debt securities in a public offering pursuant to an effective shelf registration statement on Form S-3, the net proceeds of which were used to fund a portion of the purchase price of the Acquisition, and for general corporate purposes.

Genzyme Genetics is a leading provider of complex reproductive and oncology testing services, including genetic counseling.

Item 9.01	Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

The Company has determined that financial statements are not required to be filed under this Item 9.01(a) pursuant to Rule 3-05(b) of Regulation S-X promulgated by the Securities and Exchange Commission (the "Commission").

(b)  Pro Forma Financial Information

The Company has determined that pro forma financial information is not required to be filed under this Item 9.01(b) pursuant to Article 11 of Regulation S-X promulgated by the Commission.

(d)  Exhibits

2.1
Asset Purchase Agreement by and among Genzyme Corporation and Laboratory Corporation of America Holdings dated as of September 13, 2010 (incorporated by reference from Exhibit 2.1 of the Company's Current Report on Form 8-K, filed with the Commission on September 16, 2010)

99.1	Press Release issued by the Company on December 1, 2010 (incorporated by reference from Exhibit 99.1 of the Company's Current Report on Form 8-K, filed with the Commission on December 1, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

December 3, 2010

EXHIBIT INDEX

2.1
Asset Purchase Agreement by and among Genzyme Corporation and Laboratory Corporation of America Holdings dated as of September 13, 2010 (incorporated by reference from Exhibit 2.1 of the Company's Current Report on Form 8-K, filed with the Commission on September 16, 2010)

99.1	Press Release issued by the Company on December 1, 2010 (incorporated by reference from Exhibit 99.1 of the Company's Current Report on Form 8-K, filed with the Commission on December 1, 2010)